UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

       Date of Report (Date of Earliest Event Reported): October 12, 2004

                          CHINA WORLD TRADE CORPORATION
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    000-26119
                                    ---------
                            (Commission File Number)

                                   87-0629754
                                   ----------
                      (I.R.S. Employer Identification No.)

                   4th Floor, Goldlion Digital Network Center
                           138 Tiyu Road East, Tianhe
                           Guangzhou, The PRC  510620
              ----------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)

                               011-8620-3878-0286
                               ------------------
              (Registrant's Telephone Number, Including Area Code)


     This Current Report on Form 8-K is hereby filed by China World Trade Corporation, a Nevada corporation (the "Registrant"). The Registrant files this Form 8-K in order to publish its unaudited pro forma financial statements as of June 30, 2004 and for the years ended June 30, 2004 and September 30, 2003, of the Registrant, Guangdong New Generation Commercial Management Limited, a limited liability company organized under the laws of the Peoples' Republic of China ("Guangdong Commercial"), and Guangdong Huahao Insurance Agency Limited, a limited liability company also organized under the laws of the Peoples' Republic of China ("Guangdong Huahao").

     The Registrant previously filed a Current Report on Form 8-K with the Commission on August 13, 2004 in order to report the closing of the transactions contemplated by the Equity Transfer Agreement, dated April 20, 2004, as amended by a Supplementary Agreement to Share Exchange Agreement, dated June 1, 2004, pursuant to which the Registrant acquired Guangdong Commercial and Guangdong Huahao, among other companies, on August 2, 2004. As part of that report, the Registrant filed with the Commission copies of the audited financial statements of Guangdong Commercial and Guangdong Huahao for the years ended December 31, 2002 and 2003, and for the three months ended March 31, 2004, in addition to pro forma financial statements of the Registrant, Guangdong Commercial and Guangdong Huahao as of March 31, 2004 and for the years ended March 31, 2004 and September 30, 2003.

Item  9.01(b)  Pro  Forma  Financial  Information.

     The following pro forma financial statements and notes of the Registrant and (i) Guangdong New Generation Commercial Management Limited and (ii)
Guangdong Huahao Insurance Agency Limited (hereinafter, the "Constituent Companies") are set forth below: An Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Constituent Companies as of June 30, 2004, and an Unaudited Pro Forma Condensed Consolidated Statement of Operations of the Constituent Companies for the six months ended June 30, 2004 and year ended September 30, 2003.

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2004 and the unaudited pro forma condensed consolidated statements of operations for the six-month period ended June 30, 2004 and for the year ended September 30, 2003 are based on the historical financial statements of China World Trade Corporation (the "Company"), Guangdong New Generation Commercial Management Limited ("GNGCM") and Guangdong Hauhao Insurance Agency Limited ("GHIAL") after giving effect to the acquisition of GNGCM and GHIAL by the Company ("Acquisition") using the purchase method of accounting and the assumptions and adjustments described in the accounting notes to the unaudited pro forma condensed consolidated financial statements. The Acquisition was completed on August 2, 2004.

The unaudited pro forma condensed consolidated balance sheet of the Company, GNGCM and GHIAL as of June 30, 2004 is presented to give effect to the Acquisition as if it had occurred on June 30, 2004. The unaudited pro forma condensed consolidated statements of operations of the Company, GNGCM and GHIAL for the six-month period ended June 30, 2004 and for the year ended September 30, 2003 are presented as if the Acquisition had taken place on October 1, 2002.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes contained in the Company's Form 10-KSB for the year ended September 30, 2003 filed on January 13, 2004, the Company's Form-10QSB quarterly report for the six-month period ended June 30, 2004 filed on August 19, 2004, the audited financial statements of GNGCM and GHIAL for the year ended December 31, 2003 and the unaudited management accounts of GNGCM and GHIAL for the six-month period ended June 30, 2004 prepared in accordance with the accounting principles generally accepted in the United States of America ("USGAAP"). The unaudited pro forma condensed consolidated financial statements are not intended to be representative or indicative of the consolidated results of operations or financial condition of the Company that would have been reported had the Acquisition been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of the Company.




CHINA  WORLD  TRADE  CORPORATION

UNAUDITED  PRO  FORMA  CONDENSED  CONSOLIDATED  BALANCE  SHEET

AS  OF  JUNE  30,  2004
-----------------------



                                                                                                   PRO FORMA
                                                                               Pro forma          CONSOLIDATED
                                       GNGCM         GHIAL      The Company   adjustments           BALANCE
                                    -----------   -----------   -----------   -----------         -----------
                                        US$           US$           US$           US$                 US$

                                     ASSETS


CURRENT  ASSETS

Cash  and  cash  equivalents          1,846,128        12,496        32,935    (2,745,000)  (a)     1,646,559
                                                                                2,500,000   (b)
Trade  receivables                    1,038,457             -        22,084                         1,060,541
Other  receivables                            -       697,720        13,844                           711,564
Due  from  related  parties               2,505             -        75,818                            78,323
Rental  and  other  deposits            744,061             -       254,953                           999,014
Prepayments                                   -             -       102,428                           102,428
Inventories                                   -             -         9,142                             9,142
                                    -----------   -----------   -----------                       -----------

TOTAL  CURRENT  ASSETS                3,631,151       710,216       511,204                         4,607,571

Intangible  asset                             -             -     1,590,000                         1,590,000
Goodwill                                      -             -       359,346    14,575,068   (c)    14,934,414
Property, plant and equipment, net      127,174        19,648     3,259,749                         3,406,571
Investment  in  a  subsidiary                 -             -             -    10,232,000   (a)             -
                                                                              (10,232,000)  (c)
                                    -----------   -----------   -----------                       -----------

TOTAL  ASSETS                         3,758,325       729,864     5,720,299                        24,538,556
                                    ===========   ===========   ===========                       ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT  LIABILITIES

Trade  payables                       3,707,934             -        18,176                         3,726,110
Accrued  charges                      1,522,974             -       104,187                         1,627,161
Other  payables                               -        31,036       107,616                           138,652
Tax  payables                         1,151,972         3,514             -                         1,155,486
Due  to  related  parties               696,215             -       235,327                           931,542
Deposits  received                            -             -        40,315                            40,315
Deferred  income                              -             -         6,551                             6,551
Short  term  bank  loan               1,206,695             -             -                         1,206,695
Long-term bank loan - current portion         -             -        44,301                            44,301
                                    -----------   -----------   -----------                       -----------

TOTAL  CURRENT  LIABILITIES           8,285,790        34,550       556,473                         8,876,813

Long-term bank loan
- non-current portion                         -             -       425,952                           425,952
Due  to  a  shareholder                       -             -       954,995                           954,995
                                    -----------   -----------   -----------                       -----------

Total  liabilities                    8,285,790        34,550     1,937,420                        10,257,760
                                    -----------   -----------   -----------                       -----------

Minority  interest                            -             -             -       510,917   (c)       510,917
                                    -----------   -----------   -----------                       -----------

STOCKHOLDERS'  EQUITY

                                                                                    4,081   (a)
                                                                                    3,500   (b)
Common                                1,810,042     1,206,695        17,837    (3,016,737)  (c)        25,418

Additional  paid-in  capital                  -             -    16,207,204     7,482,919   (a)    26,186,623
                                                                                2,496,500   (b)
Due from related party               (7,081,663)   (1,313,152)            -     8,394,815   (c)             -

Dedicated  reserves                     477,757       121,156             -      (598,913)  (c)             -

Accumulated  (deficit)  profit          266,399       680,615   (12,442,162)     (947,014)  (c)   (12,442,162)
                                    -----------   -----------   -----------                       -----------

TOTAL STOCKHOLDERS' EQUITY           (4,527,465)      695,314     3,782,879                        13,769,879
                                    -----------   -----------   -----------                       -----------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                  3,758,325       729,864     5,720,299                        24,538,556
                                    ===========   ===========   ===========                       ===========





CHINA  WORLD  TRADE  CORPORATION

UNAUDITED  PRO  FORMA  CONDENSED  CONSOLIDATED  STATEMENT  OF  OPERATIONS

SIX-MONTH  PERIOD  ENDED  JUNE  30,  2004
-----------------------------------------


                                                                                                   PRO FORMA
                                                                               Pro forma          CONSOLIDATED
                                       GNGCM         GHIAL      The Company   adjustments           BALANCE
                                    -----------   -----------   -----------   -----------         -----------
                                        US$           US$           US$           US$                 US$

OPERATING REVENUES                    2,650,848       289,469       639,340                         3,579,657

OPERATING  EXPENSES
Operating  costs  and  expenses      (1,030,345)      (19,916)     (347,546)                       (1,397,807)
Selling, general and
administrative expenses                (294,433)     (103,413)   (2,502,045)                       (2,899,891)
                                    -----------   -----------   -----------                       -----------

PROFIT  (LOSS)  FROM  OPERATIONS      1,326,070       166,140    (2,210,251)                         (718,041)

NON-OPERATING  (EXPENSES)  INCOME
Other  income                             3,193            96       102,150                           105,439
Interest  expenses                      (38,938)           (8)       (8,730)                          (47,676)
                                    -----------   -----------   -----------                       -----------

PROFIT (LOSS) BEFORE INCOME TAXES
AND MINORITY INTEREST                 1,290,325       166,228    (2,116,831)                         (660,278)

INCOME BEFORE INCOME TAXES AND
MINORITY INTERESTS
Provision  for  income  taxes          (116,440)       (8,086)            -                          (124,526)
                                    -----------   -----------   -----------                       -----------

PROFIT (LOSS) BEFORE MINORITY
INTEREST                              1,173,885       158,142    (2,116,831)                         (784,804)

MINORITY  INTEREST                            -             -           628      (116,203)  (d)      (115,575)
                                    -----------   -----------   -----------                       -----------

NET  PROFIT  (LOSS)                   1,173,885       158,142    (2,116,203)                         (900,379)
                                    ===========   ===========   ===========                       ===========

LOSS PER SHARE OF COMMON STOCK
-  Basic                                      -             -         (0.12)                            (0.04)
                                    ===========   ===========   ===========                       ===========

Weighted average number of shares
of common stock outstanding                   -             -    17,018,219     4,081,238   (e)    21,099,457
                                    ===========   ===========   ===========                       ===========





CHINA  WORLD  TRADE  CORPORATION

UNAUDITED  PRO  FORMA  CONDENSED  CONSOLIDATED  STATEMENT  OF  OPERATIONS

YEAR  ENDED  SEPTEMBER  30,  2003
---------------------------------


                                                                                                   PRO FORMA
                                                                               Pro forma          CONSOLIDATED
                                       GNGCM         GHIAL      The Company   adjustments           BALANCE
                                    -----------   -----------   -----------   -----------         -----------
                                        US$           US$           US$           US$                 US$


OPERATING  REVENUES                   1,975,098       929,916     2,885,600                         5,790,614

OPERATING  EXPENSES
Operating  costs  and  expenses        (899,503)      (61,364)   (1,213,169)                       (2,174,036)
Selling, general and administrative
expenses                               (572,878)     (189,106)   (3,954,066)                       (4,716,050)
                                    -----------   -----------   -----------                       -----------

PROFIT (LOSS) FROM OPERATIONS           502,717       679,446    (2,281,635)                       (1,099,472)

NON-OPERATING  (EXPENSES)  INCOME
Other  income                            17,119            99         2,490                            19,708
Interest  expenses                      (75,251)            -       (14,811)                          (90,062)
Equity  in net loss of affiliate              -             -       (32,051)                          (32,051)
                                    -----------   -----------   -----------                       -----------

PROFIT  (LOSS) BEFORE INCOME TAXES
AND MINORITY INTEREST                   444,585       679,545    (2,326,007)                       (1,201,877)

INCOME BEFORE INCOME TAXES AND
MINORITY INTERESTS
Provision  for  income  taxes          (573,448)      (25,979)            -                          (599,427)
                                    -----------   -----------   -----------                       -----------

PROFIT (LOSS) BEFORE MINORITY
INTEREST                               (128,863)      653,566    (2,326,007)                       (1,801,304)

MINORITY  INTEREST                            -             -       120,471      (417,097)  (d)      (296,626)
                                    -----------   -----------   -----------                       -----------

NET  PROFIT  (LOSS)                    (128,863)      653,566    (2,205,536)                       (2,097,930)
                                    ===========   ===========   ===========                       ===========

LOSS PER SHARE OF COMMON STOCK
-  Basic                                      -             -         (0.23)                            (0.15)
                                    ===========   ===========   ===========                       ===========

Weighted average number of shares
of common stock outstanding                   -             -     9,699,264     4,081,238   (e)    13,780,502
                                    ===========   ===========   ===========                       ===========


1.   BASIS  OF  PRO  FORMA  PRESENTATION

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes contained in the Company's Form 10-KSB for the year ended September 30, 2003 filed on January 13, 2004, the Company's Form-10QSB quarterly report for the six-month period ended June 30, 2004 filed on August 19, 2004, the audited financial statements of GNGCM and GHIAL for the year ended December 31, 2003 and the unaudited management accounts of GNGCM and GHIAL for the six-month period ended June 30, 2004 prepared in accordance with USGAAP.

     The Company has changed its financial year end date from September 30 to December 31 of each calendar year with effect from the period ended December 31, 2003. Therefore the Company's Form 10-KSB for its financial year ended December 31, 2003 covers the year ended September 30, 2003 and its Form 10-QSB for the second quarter falling into the financial year ending December 31, 2004 covers the six-month period ended June 30, 2004.

     The statutory financial statements of GNGCM and GHIAL are prepared in accordance with accounting principles generally accepted in the Peoples' Republic of China, which differ in certain significant respects from the USGAAP. For the purposes of preparing these unaudited pro forma condensed consolidated financial statements, management of GNGCM and GHIAL has prepared a set of financial statements for the year ended December 31, 2003 for each of the companies under USGAAP. These financial statements have been audited and adopted as the bases for preparing these unaudited pro forma condensed consolidated financial statements. However, the financial year end date of both GNGCM and GHIAL falls on December 31. Accordingly, their results for the year ended December 31, 2003 have been adopted in preparing the unaudited pro forma condensed statement of operations for the year ended September 30, 2003.

     On April 20, 2004, a wholly-owned subsidiary of the Company (the "Transferee") entered into an Equity Transfer Agreement (the "Agreement") with the major shareholders of GNGCM and GHIAL (the "Transferors"), pursuant to which the Transferee would acquire from the Transferors 51% interest in GNGCM for an aggregate consideration of approximately US$11,127,000 of which US$3,640,000 was to be paid in the form of cash and US$7,487,000 was to be paid in the form of restricted shares issued by the Company. The Agreement also contemplated a loan agreement in the amount of US$3,640,000 pursuant to which one of the Transferors would loan the said amount to GNGCM as part of the transaction. Completion of the Agreement was subject to a group reorganisation to be completed by GNGCM. Upon completion of the reorganisation, GNGCM shall hold 7 subsidiaries, with GHIAL being the most significant one. On June 1, 2004, a supplementary agreement to the Agreement was entered into by making several changes to the Agreement, amongst which the aggregate consideration was reduced to US$10,232,000, of which US$2,745,000 was to be paid in the form of cash and US$7,487,000 was to be paid in the form of restricted shares of the Company.

     The Acquisition, which was mainly carried out for the Company's expansion purposes, was completed on August 2, 2004 and the Company has issued 4,081,238 shares of US$0.001 to satisfy the consideration which was to be paid in the form of shares of the Company.

2.   PRO  FORMA  ADJUSTMENTS

     Pro forma adjustments are necessary to reflect the adjustments necessary to give full effect to the acquisition as if it had been occurred at the beginning of the periods presented. These pro forma adjustments include the adjustments for the difference between the considerations paid for the assets acquired and the estimated fair value of such assets and to eliminate minority interests. As there were no intercompany transactions or balances, no pro forma adjustments for elimination in this respect is necessary. Certain reclassifications have been made to conform GNGCM's and GHIAL's historical amounts to the Company's presentation.

     The pro forma consolidated provision for income taxes does not reflect the amounts that would have resulted had the Company, GNGCM and GHIAL filed consolidated income tax returns during the periods presented.

     The pro forma adjustments included in the unaudited pro forma condensed consolidated financialstatements are as follows:

(a) Adjustment to record the consideration for the acquisition of 51% interest in GNGCM and 26.52% effective interest in GHIAL. Of the total purchase price of US$10,232,000, approximately US$1,241,000 in cash was paid on August 2, 2004, approximately US$1,500,000 in cash was deferred until September 30, 2004 and the remainder of the purchase price was satisfied in the form of approximately US$7,487,000 in market value of 4,081,238 shares of US$0.001.

(b) Adjustment to reflect exercise of warrants by two of the major shareholders. In July 2004, two of the major shareholders of the Company exercised warrants to purchase 3,500,000 shares of US$0.001 at a total consideration of US$2,500,000. Part of the consideration was used for settlement of the purchase price for the acquisition as mentioned in (a) above.

(c)  Elimination  of  investment  in  GNGCM  and  GHIAL:

                            GNGCM          GHIAL           Total
                          ---------      ---------      ----------
                             US$            US$             US$

Consideration                                           10,232,000

Common  stock            (1,810,042)    (1,206,695)     (3,016,737)
Due from related party    7,081,663      1,313,152       8,394,815
Dedicated  reserves        (477,757)      (121,156)       (598,913)
Retained  earnings         (266,399)      (680,615)       (947,014)
Minority  interests               -        510,917         510,917
                                                        ----------

                                                        14,575,068

(d) Adjustment to reflect the minority interest's share of results of GNGCM and GHIAL for the six-month period ended June 30, 2004 and for the year ended December 31, 2003.

(e) Adjustment to reflect the increase in weighted average number of shares outstanding by 4,081,238 common stocks as if they had been issued on October 1, 2002.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



CHINA  WORLD  TRADE  CORPORATION

By:    /s/  John  H.  Hui
       ------------------
       John  H.  Hui
       Vice  Chairman


Date:  October  12,  2004